UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) August 5, 2004

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	N/A
(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, Church Street, Hamilton		HM CX Bermuda
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (441) 296-1431

Item 7. Financial Statements, Pro Froma Financial Information and Exhibits

(a) Financial Statements of Business Acquired

None

(b) Pro Forma Financial Information

None.

(c) Exhibits

99.1 Press Release, dated August 5, 2004 (furnished and not filed)

Item 12. Results of Operations and Financial Condition

We issued a press release announcing the results for three and six months ended June 30, 2004. The press release is furnished as Exhibit 99.1. The press release includes financial measures which are not presented in accordance with US GAAP. Management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding the Company's results of operations because management itself uses the non-GAAP measures for the assessment of operational efficiencies and these measures also form the basis of bonus incentives for executive management and throughout the Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned thereunto duly authorized.

Date: August 5, 2004	/s/ Wallace Macmillan
Wallace Macmillan Vice President - Finance (Principal Financial Officer and Duly Authorized Officer)